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                                    EXHIBIT A

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Digital Courier Technologies, Inc. dated as of December 1, 1998 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.



Date:  December 1, 1998           BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.

                                  By:    Brown Simpson Capital, LLC
                                         Its General Partner

                                         By:      Brown Simpson Partners, LLC
                                                  Its Member

                                                  By:  /s/ Evan M. Levine
                                                       -------------------------
                                                       Evan M. Levine
                                                       Its Member


Date:  December 1, 1998           BROWN SIMPSON CAPITAL, LLC

                                  By:    Brown Simpson Partners, LLC
                                         Its Member

                                         By:  /s/ Evan M. Levine
                                              ----------------------------------
                                              Evan M. Levine
                                              Its Member


Date:  December 1, 1998           BROWN SIMPSON STRATEGIC GROWTH FUND, LTD.

                                  By:    Brown Simpson Asset Management LLC

                                         By:      Brown Simpson, LLC
                                                  Its Member

                                                  By:  /s/ Evan M. Levine
                                                       -------------------------
                                                       Evan M. Levine
                                                       Its Member


Date:  December 1, 1998           BROWN SIMPSON ASSET MANAGEMENT LLC

                                  By:    Brown Simpson, LLC
                                         Its Member

                                         By: /s/ Evan M. Levine
                                             -----------------------------------
                                             Evan M. Levine
                                             Its Member